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                               LOOMIS SAYLES FUNDS
                            Loomis Sayles Value Fund
                                  (the "Fund")

                      Supplement dated November 4, 2002 to
                      Loomis Sayles Equity Funds Prospectus
                  dated February 1, 2002 as revised May 1, 2002


Effective immediately, the Portfolio Manager Section regarding the Fund is revised to read as follows:

LOOMIS SAYLES VALUE FUND Jeffrey W. Wardlow, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991. Warren Koontz, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since 2000. James Carroll, Vice President of Loomis Sayles has served as portfolio manager of the Fund since November 2002.